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                                                                    EXHIBIT 23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Gerald Stevens, Inc. of our reports, which appear in the Company's Registration Statement on Form S-4 (No. 333-76109) dated April 12, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP


Miami, Florida
  May 13, 1999.